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                                                                    Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Material Sciences Corporation previously filed S-8 Registration Statement (No. 33-81064) for the Savings and Investment Plan.

/s/ Arthur Andersen LLP

Chicago, Illinois
May 28, 2002